Rule 497(e)
                                                               File Nos. 2-90519
                                                                    and 811-4007

                                   SUPPLEMENT
                              Dated March 18, 2003

                    SMITH BARNEY INTERNATIONAL LARGE CAP FUND
      Supplement to Statement of Additional Information dated May 1, 2002

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Fund's Statement of Additional Information under the section entitled "Additional Information on the Purchase and Sale of Fund Shares and Shareholder Programs":

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright StartR and Scholars ChoiceSM College Savings Programs; (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries; and (iv) certain accounts managed by registered investment advisory subsidiaries of Citigroup).